                                                                  Exhibit 10.10


                         [HEWLETT-PACKARD LETTERHEAD]


                                                        January 1, 1996
                                                        1996 Agreement #: 57AHE


MANCHESTER EQUIPMENT COMPANY
50 MARCUS BLVD
HAUPPAUGE NY 11788
Customer ICN:  1963

Dear MANCHESTER EQUIPMENT COMPANY,

In HP's quest to simplify the contracting and negotiating process, your 1996 HP Agreement and Addendum is based substantially on your 1995 Agreement and Addendum.

In fact, the text of the 1995 Agreement, Addendum and Exhibit L as negotiated between HP and you is carried forward and repeated in 1996, except for those modifications indicated in this letter. All other terms and conditions of your 1995 Agreement remain unchanged.

Included with this letter are the new companion documents which form a part of your 1996 Agreement, the Operations Policy Manual, Product Acquisition and Resale Categories and Product Exhibits.

AMENDMENTS TO YOUR U.S. RESELLER AGREEMENT:

SECTION 2.A.3
Status Change: Modify to read as follows:

"Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 50% or more of Reseller's capital stock or assets after such transaction: or"

SECTION 10
Price Adjustments; Price Protection: Deleted and moved to the Operations Policy Manual (OPM) as modified.

SECTION 16
Reseller Record Keeping: Modify to read as follows:

"HP or HP's designated will be given prompt access DURING NORMAL BUSINESS HOURS, either on sight or through other means specified by HP to Reseller's customer records of account SPECIFICALLY RELATED TO HP PRODUCTS as HP believes are reasonably necessary to verify and audit Reseller's compliance with this Agreement"

AMENDMENT TO YOUR U.S. DEALER ADDENDUM:

SECTION 3.E
Dealer Responsibilities: Deleted and moved as modified to the HP Product Acquisition and Resale Categories.

SECTION 5
Volume Commitment Levels: Modify to read as follows:

DEALERS AT LEVEL I DISCOUNT

A. Dealer volume commitment levels are described on the attached Product Exhibits and are based upon 12 month purchase volume levels.

DEALERS AT LEVEL II DISCOUNT

B. Dealer volume commitment levels are described on the attach Product Exhibits and are based upon 12 month SELL-THROUGH volume levels.

If the term of this Agreement or any new Addendum or Product Exhibit is less than 12 months, an applicable 12 month volume commitment level will be calculated for Dealer by projection over a full 12 month term.

SECTION 6
Dealer Order Milestones; Modify to read as follows:

A. Unless otherwise specified in the Product Exhibits, as of 5 months after the effective date of this Agreement, HP will review Dealer's progress towards its volume commitment.

DEALERS AT LEVEL I DISCOUNT

1. If Dealer's orders in those first 5 months represent less than 35% of its 12 month volume commitment level, HP may terminate all or any part of this Agreement.

2. If Dealer's SELL-THROUGH in the first 5 months is 42% or more of the 12 month volume commitment level required for greater Dealer discounts, then Dealer orders during the remaining term of this Agreement will be subject to those greater discounts.

3. If Dealer later cancels any order that resulted in HP granting Dealer a higher discount level, HP may reduce Dealer's discount to the level which would have applied had all orders never been placed.

DEALERS AT LEVEL II DISCOUNT

4. If Dealer's SELL-THROUGH in those first 5 months represent less than 35% of its 12 month volume commitment level, then Dealer's orders during the remaining term of this Agreement will be subject to the lower Dealer discounts corresponding to the 12 month volume commitment level projected by Dealer's orders in those first 5 months. If the projected orders are below HP's minimum volume commitment level, HP may terminate all or any part of this Agreement.

B. Dealer discounts for orders during the first 5 months of this Agreement will not be affected by the milestone adjustments above.

PRODUCT EXHIBIT(S):

U20I/U30I

Effective March 1, 1996 the U20I AND U30I PRODUCT EXHIBITS WILL BE MERGED TOGETHER INTO THE U20I FULL LINE RESELLER EXHIBIT. The 10M commitment level will continue to be based on orders. The 135M commitment level will be changed from order based to SELL-THROUGH based.

SIGNATURE PAGE
--------------

Change effective date to 3/1/96 and the expiration date to 2/28/97.

AUTHORIZED SIGNATURES                HEWLETT-PACKARD COMPANY


/s/ Joel Gilberts -- V.P.            /s/ Sue Weatherman
-------------------------            ------------------------------------------
Authorized Signature                 Sue Weatherman, Reseller Contracts Manager

Joel Gilberts
-------------------------
Typed Name

Vice President                                         3/1/96
-------------------------            ------------------------------------------
Title                                Date

January 9, 1996
-------------------------
Date

                                                         [HEWLETT PACKARD LOGO]

                            HEWLETT-PACKARD COMPANY
                    U.S. AGREEMENT FOR AUTHORIZED RESELLERS
                                 SIGNATURE PAGE

ICN#                            1963
LEGAL BUSINESS NAME             MANCHESTER EQUIPMENT COMPANY
ADDRESS                         50 MARCUS BLVD
CITY, STATE, ZIP                HAUPPAUGE NY 11788
PHONE, FAX                      (516) 434-8700
DBA(S)

The documents below govern the relationship between HP and you for the purchase and resale of HP products.

AGREEMENT:                                              APPLICATION:

 X  U.S. Reseller                                                 U.S. Networking Products QD
---                                                     ---------

ADDENDA:                                                EXHIBITS:
    U.S. GSA Schedule Holder                                      EXHIBIT L    Approved Locations
---                                                     ---------
    U.S. Calculator Dealer                                        EXHIBIT U11  Calculator and Palmtop Computing Products
---                                                     ---------
    U.S. Calculator Mass Merchandiser                   X[caret]* EXHIBIT U201 See Exhibit Election Below
---                                                     ---------
 X  U.S. Dealer                                         X       * EXHIBIT U241 QD Networking Products
---                                                     ---------
    U.S. Direct Value Added Reseller                    X[caret]* EXHIBIT U301 See Exhibit Election Below
---                                                     ---------
 X  U.S. Networking Reseller                            X         EXHIBIT U40A Accessory Products
---                                                     ---------
                                                        X         EXHIBIT U40C Consumable Products
                                                        ---------
AMENDMENTS:                                              [caret]  EXHIBIT U66  See Exhibit Election Below
                                                        ---------
 X  U.S. DAVAR Sales                                            * EXHIBIT U701 CMS Products
---                                                     ---------
    U.S. International Direct VAR                                 EXHIBIT UM   Calculator Mass Merchandiser Products
---                                                     ---------

================================================================================

EXHIBIT ELECTION

Reseller and HP agree that Reseller volume level at net Reseller price, for HP Products on these Exhibits (noted with a [caret] above) for the term of this Agreement is:

          EXHIBIT U201                                               EXHIBIT U301
    COMPUTER RELATED PRODUCTS                             DESKTOP PERSONAL COMPUTER AND SERVER
                                                                       PRODUCTS
 X  LEVEL I     $10,000,000-134,999,999                  X  LEVEL I     $1,000,000-34,999,999
---                                                     ---
    LEVEL II    $135,000,000-and up                         LEVEL II    $35,000,000-and up
---                                                     ---

                                        EXHIBIT U66
                               NETWORKING RESELLER PRODUCTS
                              LEVEL I     $3,000,000-8,999,999
                          ---
                              LEVEL II    $9,000,000-and up
                          ---


SHIPMENT ELECTION

Please check one. Shipment elections made on March 1, 1995 regarding shipping options apply to all products on Exhibits designated with an * above.

                OUTLET          HP will ship to all Reseller's approved shipment locations as listed on Exhibit L.
        ---
         X      CENTRALIZED     HP will ship to no more than 6 approved shipment locations as listed on Exhibit L.
        ---

================================================================================

STATEMENT OF OWNERSHIP:

Form of Organization: (i.e. Corporation, General Partnership, Limited Partnership, Sole Proprietor): CORPORATION
                               --------------------------------------------
For a Corporation, specify whether:  Publicly Held:       Privately  Held:  X
                                                    -----                  ---
State of Incorporation/Organization: New York
                                     --------
Identify Company ownership and management structure as follows (attach additional pages if necessary):

-  Sole Proprietor:             Identify all owners, officers and ownership
                                percentages held.
-  Trust: Identify Trustee(s):  Administrators and Beneficiaries of Trust.
-  Partnership:                 Identify all General Partners, Limited
                                Partners, Officers and ownership percentages
                                held. Specify dollar investment of limited
                                partners.
-  Privately Held Corporation:  Identify all shareholders with class and percentage ownership, Officers and Board of
                                Director Members.
-  Publicly Held Corporation:   Identify owners of 20% or more of each class of
                                shares with class and percentage, ownership, Officers and Board of Director Members.

            NAMES                          TITLES                                      OWNERSHIP INTEREST

                                                                     PERCENTAGE OWNERSHIP           TYPE OF OWNERSHIP INTEREST
                                                                (DOLLAR INVESTMENT IN LIMITED      (ASSETS, COMMON OR PREFERRED
                                                                           PARTNERS)                         SHARES)
BARRY STEINBERG                 PRESIDENT                                     80%                            COMMON
-----------------------         ---------------------------     -----------------------------      ----------------------------

JOEL GILBERTS                   VICE PRESIDENT                                10%                            COMMON
-----------------------         ---------------------------     -----------------------------      ----------------------------

MICHAEL BIVONA                  VICE PRESIDENT                                10%                            COMMON
-----------------------         ---------------------------     -----------------------------      ----------------------------

-----------------------         ---------------------------     -----------------------------      ----------------------------

-----------------------         ---------------------------     -----------------------------      ----------------------------

If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure above and the identity of the parent corporation below.


--------------------------------------------------------------------------------
Parent/Owner (including DBA's)

--------------------------------------------------------------------------------
Address
                                                         (   )
--------------------------------------------------------------------------------
City                         State           Zip         Telephone

                                                         (   )
--------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                     Fax



AUTHORIZED SIGNATURES                         HEWLETT-PACKARD COMPANY

/s/ JOEL GILBERTS                             /s/ SUSAN WEATHERMAN
------------------------------                --------------------------------
Authorized Signature                          Susan Weatherman
                                              Reseller Contracts Manager
    JOEL GILBERTS
------------------------------
Typed Name

    VICE PRESIDENT                               3/1/95       February 28, 1996
------------------------------                --------------  -----------------
Title                                         Effective Date  Expiration Date

                                  U.S. DEALER
                               TABLE OF CONTENTS


U.S. RESELLER AGREEMENT

 1.     APPOINTMENT
 2.     STATUS CHANGE
 3.     INTENTIONALLY OMITTED
 4.     MULTIPLE AGREEMENT DISCOUNTS
 5.     INTENTIONALLY OMITTED
 6.     INTENTIONALLY OMITTED
 7.     PRICES
 8.     PAYMENT AND SECURITY TERMS
 9.     ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES
10.     PRICE ADJUSTMENTS; PRICE PROTECTION
11.     SOFTWARE
12.     TRADEMARKS
13.     WARRANTY
14.     LIMITATION OF REMEDIES AND LIABILITY
15.     INTELLECTUAL PROPERTY INDEMNITY
16.     RESELLER RECORD-KEEPING
17.     AMENDMENTS
18.     TERMINATION OF AGREEMENT
19.     RELATIONSHIP
20.     POLICIES & PROGRAMS
21.     GENERAL CONDITIONS
22.     NOTICES


U.S. DEALER ADDENDUM
 1.     APPOINTMENT
 3.     DEALER RESPONSIBILITIES
 5.     VOLUME COMMITMENT LEVELS
 6.     DEALER ORDER MILESTONES
 9.     ORDERS; SHIPMENT; CANCELLATIONS AND CHANGES

                            U.S. RESELLER AGREEMENT

1.      APPOINTMENT

        Hewlett-Packard Company ("HP") appoints Reseller as an authorized, non-exclusive Reseller for marketing the HP Products listed on the Product Exhibits. Reseller's appointment is subject to the terms and conditions set forth in this U.S. Reseller Agreement and the associated Addenda, Product Exhibits, HP Product Acquisition and Resale Categories ("Product Categories") and Operations Policy Manual (collectively, "Agreement") for the period from the effective date through the expiration date of this Agreement. Reseller accepts appointment on these terms.

2.      STATUS CHANGE

        A.      If Reseller wishes to:

                1.      Change its name or that of any approved location;

                2.      Add, close or change an approved location;

                3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 20% or more of Reseller's capital stock or assets after such transaction; or

                4. Undergo a significant change in control or management of Reseller operations then Reseller shall notify HP in writing prior to the intended date of change.

        B. HP agrees to promptly notify Reseller of its approval or disapproval of any proposed change, provided that Reseller has given HP all information and documents reasonably requested by HP.

        C. HP must approve proposed Reseller changes prior to any obligation of HP to perform under this Agreement with Reseller as changed.

3.      MULTIPLE AGREEMENT DISCOUNTS

        Unless otherwise specified by HP in writing, purchases of HP Products under this Agreement and purchases under any other HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.

7.      PRICES

        A. HP's corporate price lists are internal data bases indicating current List Prices for HP Products ("List Prices"). HP reserves the right to change List Prices and discounts upon reasonable notice to Reseller. If Reseller is unsure of the List Price to use in calculating net Reseller price for any HP Product, Reseller should contact its HP sales representative.

        B. Net Reseller price for HP Products purchased under this Agreement will be the List Price at the time of Reseller's orders, less the discounts based on Reseller's volume or other commitments or elections specified in the Product Exhibits.

        C. Net Reseller price includes shipment arranged by HP. HP reserves the right to charge Reseller for any special routing, handling or insurance requested by Reseller and agreed to by HP. Orders shipped special routing will be F.O.B. Origin.

        D. Net Reseller price excludes State and local taxes. HP will invoice Reseller for these taxes, based on point of delivery, unless the appropriate resale exemption certificates are on file at HP's order-entry point or HP agrees the sale is otherwise exempt.

        E. Upon request from Reseller, at its discretion HP may grant special pricing for particular end-user customer transactions. In good faith, HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

8.      PAYMENT AND SECURITY TERMS

        A. Reseller will pay invoices within 30 days from the date of the invoice. HP reserves the right to change credit terms at any time when in HP's opinion Reseller's financial condition or previous payment record so warrants.

        B. Any Reseller claim for adjustment of an invoice is agreed to be waived if Reseller fails to present it within 90 days from date of HP invoice. No claims, credits or offsets may be deducted from any invoice.

        C. If Reseller fails to pay any sum due within 15 days of HP's written notice of delinquency, HP may discontinue performance under this Agreement and may revise credit terms for unshipped orders.

        D.      [Deleted]

9.      ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

        A. Reseller's orders must comply with the minimum order, release, ship-to and other requirements specified in this Agreement.

        B. HP will honor written, fax and telephone orders from Reseller's approved locations. Reseller is responsible for ensuring that only authorized employees place, change or delete orders and that the orders conform to all requirements of this Agreement.

        C. Reseller's requested date for shipment must be within 90 days after order date. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

        D. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date.

        E. Reseller must own more than 50% of its business at each approved location. HP will ship HP Products to Reseller under HP's standard shipment terms and conditions but only to approved Shipment Locations authorized by HP on Exhibit L. Shipment Locations may be the same as company-owned Selling Locations. All Reseller's sales, advertising and promotional activities for HP Products must be conducted from Selling Locations approved by HP. No sales, advertisement or promotion of HP Products may be conducted from Shipment

        Locations which are not also approved company-owned Selling Locations.

        However, HP will ship to a maximum of six approved Shipment Locations and will accept orders only from a single order point. An exception will be made where a Product Exhibit indicates drop shipment is available for a specific HP Product under a special program; drop shipment for those HP Products will be subject to limitations indicated in the Product Exhibits.

    F. Shipments are subject to availability. If HP Products are in short supply, HP will allocate them equitably, at HP's discretion.

    G. Title to HP Products and risk of loss and damage will pass to Reseller F.O.B. Destination.

10. PRICE ADJUSTMENTS; PRICE PROTECTION

    A. If HP raises Net Reseller prices (either through List Price increases or Product Exhibit discount reductions) HP will invoice Reseller based on the old List Price or discount for affected HP Product orders placed by Reseller within one month after the effective date of the increase. Limited quantity restrictions may apply.

    B. If HP reduces Net Reseller prices (either through a List Price reduction or a combination of List Price and discount changes), HP will invoice Reseller based on the reduced Net Reseller price for affected HP Products shipped on or after the effective date of the reduction.

    C. If HP offers a limited time promotional HP Product discount to all Resellers (excluding rebates and spiffs of all forms), HP will invoice Reseller based on the Net Reseller price less the promotional discount for orders conforming to and shipments made pursuant to the terms and conditions of the promotion.

    D. If HP reduces Net Reseller prices or offers a limited time HP Product promotional discount to all Resellers and the HP Products are eligible for price protection as designated on the Product Exhibits, then HP will grant Reseller a price protection credit calculated by one of the two following methods at HP's discretion;

        1. The credit will equal the total reduction in Net Reseller price (less any previous promotional discount available from HP) for those HP Products in Reseller's inventory and in transit to Reseller on the effective date of the reduction, using a verification process determined by HP; or

        2. The credit will equal 100% of the total reduction in Net Reseller price (less any previous promotional discount available from HP) for those HP Products shipped within 30 days before the effective date of the reduction, or 75% of the reduction for those HP Products shipped within 60 days before that date, whichever is greater.

    E. To receive a price protection credit by the inventory method, Reseller upon notification of a change in price from HP and upon request, will complete, sign and return to HP a form showing the number of units (including serial numbers) in inventory and in transit to Reseller on the effective date of the reduction. The format for the form may be defined by Reseller but must meet the approval of HP. If Reseller fails to submit the form within 30 days of the effective date of the reduction, Reseller will receive no price protection for eligible products.

    F. In all cases, HP may require that Reseller accumulate a minimum credit of $200 within a particular month before HP extends price protection to Reseller for that month.

    G. HP reserves the right to offer Reseller obsolete, used or refurbished HP Products and to offer Reseller HP Products through special promotions at discounts different from those in the Product Exhibits and on terms which may not include rights to price protection, stock adjustment, promotional funds allowance or count towards Reseller's volume commitment levels.

11.  SOFTWARE

    Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

12.  TRADEMARKS

    A. From time to time, HP may authorize Reseller to display one or more designated HP trademarks. Reseller may display the trademarks solely to promote HP Products. Any display of the trademarks must be in good taste, in a manner that preserves their value as HP trademarks, and in accordance with standards provided by HP for their display. Reseller will not use any name or symbol in a way which may imply that Reseller is an agency or branch of HP; Reseller will discontinue any such use of a name or mark as requested by HP, Any rights or purported rights in any HP trademarks acquired through Reseller's use belong solely to HP.


    B. Reseller grants HP the non-exclusive, royalty free right to display Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to Reseller's Selling Locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as Reseller's trademarks, and in accordance with standards provided by Reseller for their display. Any rights or purported rights in any Reseller trademarks acquired through HP's use belong solely to Reseller.

13.  WARRANTY

    A. HP Product User Warranties are described on the Product Exhibits and apply only to end-user purchasers of HP Products. HP revisions to the User Warranties will be effective on the date specified by HP. Copies of User Warranties will be supplied with HP Products. Reseller must provide a copy of the associated User Warranty for an HP Product to each end-user prior to sale.

    B. HP Product Warranty begins upon purchase by the end-user customer and shall be verified by proof of acquisition by the end-user or via HP's electronic warranty verification system.



    C. HP PRODUCT USER WARRANTIES ARE THE EXCLUSIVE WARRANTIES COVERING HP PRODUCTS AND ARE IN LIEU OF ANY OTHER WARRANTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

    D. Some HP Products may contain selected remanufactured parts equivalent to new in performance.

14.  LIMITATION OF REMEDIES AND LIABILITY

    A. The remedies provided in this Agreement are Reseller's sole and exclusive remedies against HP.

    B. HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Products sold under this Agreement is defective and has directly caused such damage, injury or death, provided that HP's liability for damage to tangible property will be limited to $300,000 per incident.

        C. HP will be liable to Reseller for any net credits due from HP pursuant to the express provisions of this Agreement. In no event will HP be liable for loss of data, for indirect, special, incidental or consequential damages (including lost profits) or for any other damages whether based on contract, tort, or other legal theory.

15.  INTELLECTUAL PROPERTY INDEMNITY

        A. HP will defend any claim against Reseller that any HP Product infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Reseller acquires or sells the Product from HP, provided that Reseller:

            1.  Promptly notifies HP in writing of the claim; and

            2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement.

            HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against Reseller.

        B. HP's indemnity shall extend to Reseller's customers and end-users under this Agreement provided they comply with the obligations above.

        C. HP may procure for Reseller, its customers and end-users the right to continued sale or use, as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, HP will accept return of the Product and refund its depreciated value.

        D.  HP has no obligation for any claim of infringement arising from:

            1. HP's compliance with any designs, specifications or instructions of Reseller;

            2.  Modification of the Product by Reseller or a third party;

            3.  Use of the Product in a way not specified by HP; or

            4.  Use of the Product with products not supplied by HP.

        E. This Section states HP's entire liability to Reseller and its customers and end-users for infringement.

16.  RESELLER RECORD-KEEPING

        A. For contract compliance verification, product safety information, operational problem correction and the like, Reseller must maintain records of customer purchases of printers, plotters, taxes, scanners and computers for one year. Records must include customer name, address, phone number, ship-to address, serial number and date of sale of the above products.

        B. HP may require Reseller to provide HP or HP's designate with HP Product inventory and sales data including, but not limited to, information such as total units of selected HP Products sold and held in inventory by month for each approved location, in a format specified by HP. HP may require monthly reporting incorporating the previous month's data for each approved location.

        C. In addition, Reseller must comply with any reporting requirements for HP programs.

        D. At HP's discretion and upon notice to Reseller, HP or HP's designate will be given prompt access, either on site or through other means specified by HP, to Reseller's customer records, inventory records and other books and records of account as HP believes are reasonably necessary to verify and audit Reseller's compliance with this Agreement.

        E. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on 30 days' notice--without further cause.

        F. HP may recover all reasonable actual costs associated with compliance verification procedures from any promotional funds, rebate funds or any other HP accrued funds due Reseller.

        G. HP may debit Reseller for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

17.  AMENDMENTS

        A. From time to time, HP may add products to or delete them from the Product Exhibits, or implement or change HP policies or programs at HP's discretion, after reasonable notice to Reseller.

            Additionally, HP may give Reseller written notice of any other amendment to this Agreement upon at least 30 days' advance notice.

        B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice.

        C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

18.  TERMINATION OF AGREEMENT

        A. Either party may terminate this Agreement without cause at any time upon 30 days' written notice or with cause at any time upon 15 days' written notice to the other party.

        B. If either party gives the other notice of termination or advises the other of its intent not to renew this Agreement, HP may require that Reseller pay cash in advance for additional shipments during the remaining term, regardless of Reseller's previous credit status, and may withhold all such shipments until Reseller pays its outstanding balance.

        C. Upon termination or expiration of this Agreement for any reason, Reseller will immediately cease to be an authorized HP Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

        D. Upon any termination or expiration, either party may require that HP purchase from Reseller any HP Products purchased under this Agreement that are on HP's then current Product Exhibits, which are in their unopened, original packaging and marketable as new merchandise. The repurchase price shall be the lower of either the Net Reseller Price on the date of termination or expiration or Reseller's original purchase price, in each case less any promotional or other discounts or price protection or other credit extended by HP to Reseller for the HP Product. Reseller should contact its HP sales representative for information about the items eligible for repurchase and instructions for their return at HP's expense.

        E. Upon termination of this Agreement or expiration without renewal all rights to any accrued Advantage Program or other promotional funds will automatically lapse.

        F. The indemnities provided in this Agreement will survive termination or expiration of this Agreement.

19.  RELATIONSHIP

        A. Reseller's relationship with HP will be that of an independent contractor. Nothing stated in this Agreement shall be construed as making Reseller and HP a franchise, joint venture or partnership.

    B. Unless expressly authorized by HP in writing in advance, any commitment made by Reseller to its customers with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be Reseller's sole responsibility, and Reseller will indemnify HP from liability for any such commitment by Reseller.

    C. List Prices are suggested prices for resale to end-user customers and a basis for calculating Net Reseller price. Reseller has the right to determine its own resale prices, and no HP representative will require that any particular resale price be charged by Reseller or grant or withhold any treatment to Reseller based on Reseller's resale pricing policies. Reseller agrees that it will promptly report any effort by HP personnel to interfere with its pricing policies directly to an HP officer or manager.

    D. This Agreement applies only to the HP Products listed on the Product Exhibits (U.S. versions only). Reseller acknowledges that HP may market other products, including products in competition with those listed on the Product Exhibits without making them available to Reseller. HP reserves the right to advertise, promote and sell any product, including HP Products on the Product Exhibits, in competition with Reseller.

20. POLICIES & PROGRAMS

    From time to time, HP may offer or change HP policies and programs, such as but not limited to the Advantage Program, Premier Support program and other programs and policies in HP's Operations Policy Manual, participation in which will be on the current terms and conditions of the policies & programs.

21. GENERAL CONDITIONS

    A. Neither party may assign any rights or obligations in this Agreement without the prior written consent of the other party. Any attempted assignment will be deemed void.

    B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

    C. This Agreement, including the attached Addenda, associated Product Exhibits and Product Categories contains the entire understanding between the parties relating to its subject matter. HP hereby gives notice of objection to any additional or inconsistent terms set forth in any purchase order or other document issued by Reseller. Except as provided in paragraphs 17A and 17B of this Agreement, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

    D. No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

    E.  This Agreement will be governed by the laws of the State of California.

    F. If any clause of this Agreement is held invalid, the remainder of this Agreement will continue unaffected.

22. NOTICES

    All notices and demands issued under the terms of this Agreement shall be in writing, delivered by fax, personal service, first class mail postage prepaid, or by registered mail to a location set forth in this Agreement or to HP at 5301 Stevens Creek Boulevard, P.O. Box 58059, Santa Clara, California 95052-8059 or to the assigned local HP sales representative.

-------------------------------------------------------------------------------
                        U.S. DISTRIBUTOR SUMMARY MATRIX
                                DECEMBER 1, 1994
-------------------------------------------------------------------------------

AGGREGATORS          NATIONAL        CONSUMER             CALCULATOR           OFFICE
                     COMMERCIAL      PRODUCTS             DISTRIBUTORS         MACHINE
                     DISTRIBUTORS    DISTRIBUTORS                              DISTRIBUTORS
------------------------------------------------------------------------------------------------
VanStar              Ingram Micro    Azerty               Arrowhead            Arrowhead
                                                          Business             Business
                                                          Machines             Machines
------------------------------------------------------------------------------------------------
Intelligent          Merisel         Daisytek             Common-Wealth        Azerty
Electronics                                               Distributors
------------------------------------------------------------------------------------------------
InaCom               Tech Data       Ingram Micro         Douglas Stewart      Daisytek
------------------------------------------------------------------------------------------------
MicroAge             Gates F.A.      Merisel              El Dorado Trading    El Dorado Trading
                                                          Group                Group
------------------------------------------------------------------------------------------------
Arrow Electronics                    Tech Data            InaCom               Neamco
------------------------------------------------------------------------------------------------
Hall-Mark                            United Stationers    Intelligent          New Age
                                                          Electronics          Electronics
------------------------------------------------------------------------------------------------
GBC Technologies                                          John Kealy Co.       Pro Distributors
------------------------------------------------------------------------------------------------
                                                          MicroAge             United Stationers
------------------------------------------------------------------------------------------------
                                                          Neamco
------------------------------------------------------------------------------------------------
                                                          Pro Distributors
------------------------------------------------------------------------------------------------
                                                          S.P. Richards
                                                          Company
------------------------------------------------------------------------------------------------
                                                          Taylor Electric
                                                          Company
------------------------------------------------------------------------------------------------
                                                          United Stationers
------------------------------------------------------------------------------------------------

                              U.S. DEALER ADDENDUM

1.      APPOINTMENT

        A.      HP appoints the Reseller as a Dealer.

3.      DEALER RESPONSIBILITIES

        A. Dealer will advertise, promote and sell HP Products only through the company name(s) and approved Selling Locations listed on Exhibit L and only to end-user customers (including government and corporate users as well as individual users) or to resellers as permitted in the Product Categories.

        B.      Dealer agrees to:

                1. Advertise, promote, demonstrate and sell HP Products on a face-to-face basis and provide pre-sales support and post-sales technical support to all Customers.

                2. Maintain at each approved Selling Location a facility in which HP Products are displayed or demonstrated on a regular basis to end-user customers.

                3. Use catalogs and telemarketing sales techniques only in conformity with current HP policies and only as a complement to face-to-face sales activity unless nationwide advertising for the HP Product is permitted in the Product Categories.

                4. Ensure that no sale, advertising, promotion, display or disclosure of any features, availability or price of any new HP Product takes place before HP's public announcement of that Product.

                5. Identify and keep current a primary and secondary support contact for both marketing communications and post-sales technical support at each approved Selling Location.

                6.      Report promptly to HP all suspected defects in HP
                        Products.

                7. Assist its customers in obtaining warranty repairs for HP Products by either repairing the product itself, referring the customer to HP or an approved HP repair provider, or returning the HP Product to HP. If Dealer elects to provide warranty repair services to its customers, Dealer will comply with the terms and conditions outlined in the HP Premier Support Program Guide.

                8. Ensure that its employees complete any required training courses and certification programs designated by HP.

        C. Without HP's prior written consent, Dealer will not export HP Products to any customer outside the U.S., nor will Dealer sell HP Products for export outside the U.S.

        D. Except for sales to resellers permitted in the Product Categories, Dealer may not sell HP Products to or buy them from other resellers for stock balancing or any other reason.

        E. Dealer may not sell, rent or lease HP Products to rental companies or leasing companies for their subsequent rental or lease.

5.      VOLUME COMMITMENT LEVELS

        A. Dealer volume commitment levels are described on the attached Product Exhibits and are based upon 12 month purchase volume levels.

        B.      If the term of this Agreement or any new Addendum or Product
                Exhibit is less than 12 months, an applicable 12 month volume commitment level will be calculated for Dealer by projection over a full 12 month term.

6.      DEALER ORDER MILESTONES

        A. Unless otherwise specified in the Product Exhibits, as of 5 months after the effective date of this Agreement, HP will review Dealer's progress towards its volume commitment.

                1. If Dealer's orders in the first 5 months are less than 35% of its 12 month volume commitment level, then Dealer's orders during the remaining term of this Agreement will be subject to the lower Dealer discounts corresponding to the 12 month volume commitment level projected by Dealer's orders in the first 5 months. If the projected orders are below HP's minimum volume commitment level, HP may terminate all or any part of this Agreement.

                2. If Dealer's orders in the first 5 months are 42% or more of the 12 month volume commitment level required for greater Dealer discounts, then Dealer's orders during the remaining term of this Agreement will be subject to those greater discounts.

                3. Dealer discounts for orders during the first 5 months of this Agreement will not be affected by the milestone adjustments above.

        B. If Dealer later cancels any order that resulted in HP granting Dealer a higher discount level, HP may reduce Dealer's discount to the level which would have applied had all canceled orders never been placed.

9.      ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

        A. Minimum resale shipments for 12 months for each approved location are $100,000 of HP Products measured by Dealer's Net Reseller price from HP.

        B. Notwithstanding Section 9.E of the U.S. Reseller Agreement, Dealer may elect more than six ship to locations. This election will result in a 1% reduction in Dealers discount. In either case, the single order point requirement of Section 9.E of the U.S. Reseller Agreement remains. Dealer's election can be changed only at the time of the 5 month milestone review.

        C. Regardless of Dealer's shipment election, supplies and accessories on Exhibit U40X will be drop shipped to approved Shipment Locations without charge to Dealer.

                                                   U.S. DAVAR SALES AMENDMENT
                                        [EFFECTIVE ONLY THROUGH MAY 31, 1995]

1. Sales to DAVARs must meet the published requirements of HP's DAVAR Program including, but not limited to the following:

    A. HP's DAVAR program expires May 31, 1995. Reseller may sell HP Products through May 31, 1995 only to those DAVARs who have an existing DAVAR Certification from HP. No new DAVAR applications will be accepted by HP.

    B. Reseller is responsible for understanding, monitoring, and enforcing the DAVAR Program terms and conditions. Unauthorized sales by DAVAR may result in termination of both Reseller and the DAVAR.

    C. Reseller will apply any Advantage Program funds or other promotional funds, facilities or services in conformity with HP guidelines and a mutually agreed plan between Reseller and DAVAR.

    D. Reseller agrees that all Record-Keeping provisions of its Agreement apply to its sales of HP Products to DAVARs, including the monthly reporting of sales and inventory and the recovery of HP audit costs from Reseller for audits of DAVARs.

    E. HP may withdraw its permission for sales to a DAVAR, with or without cause at any time, by notifying Reseller in writing.

Hewlett Packard LOGO

Qualified Distribution Application
U.S. Networking Products

Instructions

1. Please complete this application, attach the required documentation, and return the application to your HP Sales Representative or Distributor. Incomplete application will be denied approval.

2. HP reserves the right to grant or withdraw approval at its discretion. Once approved, purchases of the HP Products associated with this application will be governed both by the terms and conditions of this application and the associated agreement you have with HP. This application authorizes purchase of HP Products listed on the U.S. Networking Products Exhibit (R24) or the U.S. Retail Networking Products Exhibit (R24R). Your Distributor can provide you with a list of HP Networking QD Products.

Reseller Information

Legal Name:  Manchester Equipment Company, Inc.

Doing-Business-As Name:  Manchester Equipment Company, Inc.

Business Address: 50 Marcus Blvd

City:  Hauppauge                       State:  New York       Zip:  11788

Owner/Manager:  Barry Steinberg                   Telephone: 516-435-1199

HP Contract#  540JAG        Outlet ID or Authorization #(10 digits): 0019630001

HP Sales Rep Name/HP Distribution  Mike Pelligrino


Qualification Criteria

Each Qualified Selling Location must be able to provide full end-user training and support on these Networking Products. Networking Product sales and support expertise must be maintained at each Qualified Selling Location. You must provide proof that each Selling Location seeking qualification meets at least ONE of these criteria. Proof can be indicated by supplying a copy of a certificate from the vendor or letter on the vendor's letterhead that states the Selling Location has met the specified criteria. Additional documentation may be required. Check the criteria below that is applicable for the above listed sales location.

1. Employee at Selling Location is Hewlett-Packard Network Professional Internet Routing certified. [X]

2. Selling Location has achieved 3Com Netbuilder II reseller authorization. [ ]

3. Employee at Selling Location is 3Com Advanced Internetworking Program certified. [ ]

4. Selling Location has achieved Cisco reseller authorization. [ ]

5. Employee at Selling Location is Cisco-Certified Internetwork Expert (CCIE) certified. [ ]

6. Selling Location has achieved Wellfleet reseller authorization. [ ]

Do you have more than one selling location seeking authorization to sell HP Network QD Products?

                        [X] Yes                            [ ] No

If you answered yes to this question, complete the following Sales Location Details section.

Selling Location Details

Remember, you must provide proof that each Selling Location meets the specified criteria.

For each Selling Location seeking qualification, please provide the following information. Attach an additional page if necessary.

Business Address:  160 Oser Avenue

City:  Hauppauge                   State:  New York      Zip:  11788

Outlet ID or Authorization # (10 digits):  0019630006

Which of the six listed Networking QD Criteria does this Sales Location meet
(enter 1-6)?    1

Business Address:  50 Marcus Blvd

City:  Hauppauge                   State:  New York      Zip:  11788

Outlet ID or Authorization # (10 digits):  0019630001

Which of the six listed Networking QD Criteria does this Sales Location meet
(enter 1-6)?    1

Business Address:  352 7th Avenue, floor 12A

City   New York                    State:  New York      Zip:  10001

Outlet ID or Authorization # (10 digits):  0019630002

Which of the six listed Networking QD Criteria does this Sales Location meet
(enter 1-6)?    1

Business Address:  161 Highland Avenue

City:  Needham                     State:  MA            Zip:  02194

Outlet ID or Authorization # (10 digits):  0019630003

Which of the six listed Networking QD Criteria does this Sales Location meet
(enter 1-6)?    1

Reseller Certification

I certify that the statements in this application and in the attached documents are true and complete. I authorize HP to verify from any third party the information provided in this application.

Printed Name  Joel Gilberts

Title         Vice President

Authorized Signature  Joel Gilberts V.P.

Date  February 15, 1995

Hewlett-Packard Signature of Approval

HP Contracts:  Susan Weatherman          Date:  2-28-95

Selling Location Details

Remember, you must provide proof that each Selling location meets the specified criteria.

For each Selling Location seeking qualification, please provide the following information. Attach an additional page if necessary.


Business Address:     902 Clint Moore Road, Suite 144

City:     Boca Raton        State:   Florida              Zip:     33487

Outlet ID or Authorization #(10 digits):     0019630004

Which of the six listed Networking QD Criteria does this Sales Location meet
(enter 1-6)?     1


Business Address:     6304 Benjamin Road, Suite 501

City:     Tampa             State:     Florida            Zip:     33634

Outlet ID or Authorization #(10 digits):     0019630005

Which of the six listed Networking QD Criteria does this Sales Location meet
(enter 1-6)?     1


Business Address:

City:                       State:                        Zip:

Outlet ID or Authorization #(10 digits):

Which of the six listed Networking QD Criteria does this Sales Location meet (enter 1-6)?


Business Address:

City:                       State:                        Zip:

Outlet ID or Authorization #(10 digits):

Which of the six listed Networking QD Criteria does this Sales Location meet (enter 1-6)?


Reseller Certification

I certify that the statements in this application and in the attached documents are true and complete. I authorize HP to verify from any third party the information provided in this application.

Printed Name            Joel Gilberts

Title                   Vice-President

Authorized Signature    Joel Gilberts - V.P.

Date                    February 15, 1995


Hewlett-Packard signature of Approval

HP Contracts:     Reseller Contracts   54U HC          Date:     2-28-95
                    Susan Weatherum


REV.08/01/94
NETAPP